Exhibit 99.3
UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
The following selected Unaudited Pro Forma Combined Financial Information of Genesis Fluid Solutions Holdings, Inc. (“Genesis”) is based on the historical financial statements of Genesis Fluid Solutions, Ltd. (“GFS”) and Cherry Tankers, Inc. (“CT”), and has been prepared to illustrate the effects of the October 30, 2009 acquisition by GFS of CT (the “Merger”). The Unaudited Pro Forma Financial Information has been prepared treating the transaction as a recapitalization of GFS. GFS and CT report financial results for fiscal years ending December 31.
The financial statements of GFS and CT included in the following Unaudited Pro Forma Combined Financial Information are based upon audited financial statements as of and for the year ended December 31, 2008, and unaudited interim financial statements as of and for the six months ended June 30, 2009. The Pro Forma Combined Balance Sheets give effect to the Merger based upon the assumption that the transaction occurred on the respective balance sheet dates. The Pro Forma Combined Statements of Operations give effect to the Merger based upon the assumption that the transaction occurred at the beginning of the respective fiscal years.
The selected Unaudited Pro Forma Combined Financial Information should be read in conjunction with the historical financial statements of GFS and CT.
Because the selected Unaudited Pro Forma Combined Financial Information is based upon CT’s financial position and results of operations during periods when CT was not under the control, influence or management of GFS, the information presented may not be indicative of the results that actually would have occurred had the transaction occurred on December 31, 2008, nor is it indicative of the future financial condition or results of operations of the combined entity.

Genesis Fluid Solutions Holdings, Inc.
Index to Unaudited Pro Forma Combined Financial Statements

GENESIS FLUID SOLUTIONS HOLDINGS, INC.
Unaudited Pro Forma Combined Balance Sheet as of December 31, 2008

	GFS Historical	CT Historical	Pro Forma Adjustments	Genesis Combined Pro Forma

ASSETS
Current Assets:
Cash and cash equivalents	$9,076	$377	$(377)	$9,076
Accounts receivable, other	60,468	—	—	60,468

Total Current Assets	69,544	377	(377)	69,544

Fixed Assets, net	844,999	—	—	844,999
Patents, net	54,492	—	—	54,492
Patents, pending	98,097	—	—	98,097
Other non-current assets	2,334	—	—	2,334

Total Assets	1,069,466	377	(377)	1,069,466

LIABILITIES AND STOCKHOLDERS’ (DEFICIT)
Current Liabilities
Current portion of convertible and non-convertible notes and loans	992,723	—	—	992,723
Current portion of capital lease obligations	143,428	—	—	143,428
Trade accounts payable	110,524	2,439	(2,439)	110,524
Settlement due to vendor	67,334	—	—	67,334
Accrued and other liabilities	771,540	8,910	(8,910)	771,540
Due to related parties	50,819	1,851	(1,851)	50,819
Customer deposits	215,000	—	—	215,000

Total Current Liabilities	2,351,368	13,200	(13,200)	2,351,368

Long-term Debt, less current portion
Notes payable	84,666	—	—	84,666
Capital lease obligations	117,822	—	—	117,822

Total long term debt	202,488	—	—	202,488

Total Liabilities	2,553,856	13,200	(13,200)	2,553,856
Stockholders’ (Deficit)
Common stock	2,496,609	1,370	(2,487,338)	10,641
Additional paid in capital	—	274,688	2,211,280	2,485,968
Accumulated other comprehensive (loss)	(10,867)	—	—	(10,867)
Accumulated deficit	(3,970,132)	(288,881)	288,881	(3,970,132)

Total Shareholders’ (Deficit)	(1,484,390)	(12,823)	12,823	(1,484,390)

Total Liabilities and Stockholders’ (Deficit)	$1,069,466	$377	$(377)	$1,069,466

The accompanying notes and assumptions to pro forma financial statements are an integral part of these statements.

GENESIS FLUID SOLUTIONS HOLDINGS, INC.
Unaudited Pro Forma Combined Balance Sheet as of June 30, 2009

	GFS Historical	CT Historical	Pro Forma Adjustments	Genesis Combined Pro Forma

ASSETS
Current Assets:
Cash and cash equivalents	$333,400	$4,939	$(4,939)	$333,400
Inventory — work in progress	12,061	—	—	12,061

Total Current Assets	345,461	4,939	(4,939)	345,461

Fixed assets, net	781,029	—	—	781,029
Patents, net	52,285	—	—	52,285
Patents pending	107,356	—	—	107,356
Debt issuance costs, net	333	—	—	333

Total Assets	1,286,464	4,939	(4,939)	1,286,464

LIABILITIES AND STOCKHOLDERS’ (DEFICIT)
Current Liabilities
Current portion of convertible and non-convertible notes and loans	945,269	—	—	945,269
Current portion of capital lease obligations	148,473	—	—	148,473
Trade accounts payable	271,460	4,349	(4,349)	271,460
Accrued and other liabilities	882,150	4,000	(4,000)	882,150
Due to related parties	28,300	29,759	(29,759)	28,300
Customer deposit	215,000	—	—	215,000

Total Current Liabilities	2,490,652	38,108	(38,108)	2,490,652

Long-term Debt, less current portion
Notes payable	84,666	—	—	84,666
Capital lease obligations	24,892	—	—	24,892

Total Long-term Debt	109,558	—	—	109,558

Total Liabilities	2,600,210	38,108	(38,108)	2,600,210

Stockholders’ (Deficit)
Common Stock	3,647,361	1,370	(3,638,090)	10,641
Additional Paid in Capital	—	274,688	3,362,032	3,636,720
Accumulated other comprehensive (loss)	(12,210)	—	—	(12,210)
Accumulated Deficit	(4,948,897)	(309,227)	309,227	(4,948,897)

Total Stockholders’ (Deficit)	(1,313,746)	(33,169)	33,169	(1,313,746)

Total Liabilities and Stockholders’ (Deficit)	$1,286,464	$4,939	$(4,939)	$1,286,464

The accompanying notes and assumptions to pro forma financial statements are an integral part of these statements.

GENESIS FLUID SOLUTIONS HOLDINGS, INC.
Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2008

	GFS Historical	CT Historical	Pro Forma Adjustments	Genesis Combined Pro Forma

Net Revenues	$35,097	$—	$—	$35,097
Cost of Revenues	393,683	—	—	393,683

Gross (Deficit)	(358,586)	—	—	(358,586)

Expenses:
Sales and marketing	63,993	—	—	63,993
General and administrative	522,790	218,903	—	741,693
Research and development	2,011	—	—	2,011
Provision for impairment in the carrying value of equipment	124,630	—	—	124,630

Total Expenses	713,424	218,903	—	932,327

(Loss) from Operations	(1,072,010)	(218,903)	—	(1,290,913)

Other Income (Expense):
Interest and other income	10,103	—	—	10,103
Interest expense	(332,219)	—	—	(332,219)
Loss on disposal	(174,125)	—	—	(174,125)

Total Other Income (Expense)	(496,241)	—	—	(496,241)

Net (Loss)	$(1,568,251)	$(218,903)	$—	$(1,787,154)

(Loss) per common share — Basic and Diluted	$(1.57)	$(0.02)		$(0.17)
Shares used in computing (loss) per common share	1,000,000	13,705,000		10,641,000
The accompanying notes and assumptions to pro forma financial statements are an integral part of these statements.

GENESIS FLUID SOLUTIONS HOLDINGS, INC.
Unaudited Pro Forma Combined Statement of Operations for the Six Months Ended June 30, 2009

	GFS Historical	CT Historical	Pro Forma Adjustments	Genesis Combined Pro Forma

Net Revenues	$—	$—	$—	$—
Cost of Revenues	75,571	—	—	75,571

Gross (Deficit)	(75,571)	—	—	(75,571)

Expenses:
Sales and marketing	23,929	—	—	23,929
General and administrative	616,328	20,346	—	636,674
Research and development	—	—	—	—

Total Operating Expenses	640,257	20,346	—	660,603

(Loss) from Operations	(715,828)	(20,346)	—	(736,174)

Other Income (Expense):
Interest (expense)	(262,937)	—	—	(262,937)

Total Other Income (Expense)	(262,937)	—	—	(262,937)

Net (Loss)	$(978,765)	$(20,346)	$—	$(999,111)

(Loss) per common share — Basic and Diluted	$(0.98)	$(0.00)		$(0.09)
Shares used in computing (loss) per common share	1,000,000	13,705,000		10,641,000
The accompanying notes and assumptions to pro forma financial statements are an integral part of these statements.

GENESIS FLUID SOLUTIONS HOLDINGS, INC.
SIGNIFICANT NOTES AND ASSUMPTIONS TO THE PRO FORMA FINANCIAL STATEMENTS
The Unaudited Pro Forma Combined Balance Sheets give effect to the following unaudited pro forma adjustments:
1.	The issuance by Genesis of 9,481,000 shares of our $0.001 par value per share common stock in exchange for all shares of GFS no par value common stock.

2.
The transfer of all CT assets and liabilities to Cherry Tankers Holdings, Inc. (“Holdings”), a subsidiary of CT, and the subsequent sale of Holdings in exchange for the cancellation of 12,545,000 shares of CT $0.001 par value per share common stock.